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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     ----------------------------------------------------------------------
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 20, 2003



                          INVERESK RESEARCH GROUP, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                      000-49765                43-1955097
----------------------------          ------------           -------------------
(State or Other Jurisdiction          (Commission               (IRS Employer
       of Formation)                  File Number)           Identification No.)


                 11000 WESTON PARKWAY, SUITE 100, CARY, NC 27513
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          (Address of Principal Executive Offices, Including Zip Code)


        Registrant's Telephone Number, Including Area Code (919) 460-9005


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS

On November 20, 2003, Inveresk Research Group, Inc. issued a press release announcing the pricing of a public offering of its common stock. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS

        (a)  Financial Statements - None

        (b)  Pro Forma Financial Information - None

        (c)  Exhibits

              99.1 - Press Release of Inveresk Research Group, Inc., dated November 20, 2003, announcing the pricing of a public offering of its common stock.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 20, 2003                      INVERESK RESEARCH GROUP, INC.


                                             By: /s/ D.J. Paul E. Cowan
                                                 --------------------------
                                                 D.J. Paul E. Cowan
                                                 Chief Financial Officer
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                                  EXHIBIT INDEX

Exhibit No.
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     99.1 Press Release of Inveresk Research Group, Inc., dated November 20,
     2003, announcing the pricing of a public offering of its common stock.